UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2020

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 37th Floor, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	BCSF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

BCSF Complete Financing Solution LLC (“BCSF Unitranche”), a wholly-owned subsidiary of Bain Capital Specialty Finance, Inc. (the “Company”), entered into a loan and security agreement (the “Existing Loan and Security Agreement”) on April 30, 2019, as Borrower, with JPMorgan Chase Bank, National Association, as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Administrator, Collateral Agent, Securities Intermediary and Bank (collectively, the “Parties”). On January 29, 2020, BCSF Unitranche entered into an amended and restated loan and security agreement (the “Amended and Restated Loan and Security Agreement”) between the Parties, which amended and restated the terms of the Existing Loan and Security Agreement. The Amended and Restated Loan and Security Agreement becomes effective on January 29, 2020.

The Amended and Restated Loan and Security Agreement amends the Existing Loan and Security Agreement to, among other things, (1) decrease the financing limit under the agreement from $666,581,300 to $500,000,000; (2) decrease the interest rate on financing from 2.75% per annum over the applicable London Interbank Offered Rate (“LIBOR”) to 2.375% per annum over the applicable LIBOR; and (3) extend the scheduled termination date of the agreement from November 29, 2022 to January 29, 2025. The other material terms of the Existing Loan and Security Agreement were unchanged.

The description above is only a summary of the material provisions of the Amended and Restated Loan and Security Agreement and is qualified in its entirety by reference to a copy of the Amended and Restated Loan and Security Agreement, which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Specialty Finance, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: February 3, 2020	By:	/s/ Michael Treisman
	Name:	Michael Treisman
	Title:	Secretary